UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02589

Eaton Vance Series Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Growth Fund 1.0 Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2012

Eaton Vance

Tax-Managed Growth Fund 1.0

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	13 and 29

Federal Tax Information	14

Management and Organization	30

Important Notices	32

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) had a total return of 15.36% at net asset value (NAV). By comparison, the Fund’s benchmark, the S&P 500 Index (the Index)2, returned 16.00% during the period.

While the Fund’s sector positioning positively contributed to returns relative to the Index during the period, stock selection overall held back relative Fund performance versus the Index. Throughout much of the year, the equity market fluctuated between “risk-on” and “risk-off” preference. Consequently, the Fund’s longer-term investment style was often out of sync with sentiment-driven market rotations. Nevertheless, the Fund benefited from its broad industry diversification6 and recorded positive returns in eight of the 10 Index sectors during the period. The Index recorded positive returns in all 10 sectors.

During the period, the Fund generated favorable results versus the Index in the utilities, materials and health care sectors, and relatively weaker performance versus the Index in the information technology (IT), financials and energy sectors. The biggest detractor from Fund performance versus the Index was the IT sector, where an overweight in the lagging semiconductors & equipment industry and stock selection in the computers and peripherals industry drove most of the underperformance versus the Index. Within the financials sector, the Fund achieved better-than-Index returns in the capital markets, insurance and commercial banks industries. However, relative underweights in the two strongest-performing diversified financial services names held back positive stock selection results within the sector. The Fund underperformance versus the Index within the energy sector was mostly due to stock selection in the oil, gas and consumables industries.

On the positive side, an underweight in the utilities sector provided a boost to Fund performance versus the Index, as the sector lagged notably during the 12-month period. Both stock selection and an underweight in the materials sector were beneficial. Within materials, stock selection in the chemicals industry lifted Fund returns versus the Index, as did an underweight in the lagging metals & mining industry. In the consumer discretionary sector, emphasis on the specialty retailing industry proved timely. A leading off-price fashion and home furnishings retailer was among the Fund’s top-performing individual stocks during the period. The consumer staples sector also outperformed relative to the Index thanks to stock selection, which offset an overweight in the lagging sector. Within consumer staples, stock selection and an underweight in the household products industry aided Fund returns versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Performance2,3

Portfolio Managers Duncan W. Richardson, CFA, Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	03/29/1966	15.36%	1.69%	6.30%
S&P 500 Index	—	16.00%	1.66%	7.09%

% After-Tax Returns	Inception Date	One Year	Five Years	Ten Years
After Taxes on Distributions	03/29/1966	15.06%	1.41%	5.92%
After Taxes on Distributions and Sale of Fund Shares	—	10.36	1.42	5.46

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Tax-Managed Growth Fund 1.0 for the period indicated. For comparison, the same investment is shown in the indicated index.

Fund Profile4

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Apple, Inc.	2.8%
Walt Disney Co. (The)	2.8
Oracle Corp.	2.6
QUALCOMM, Inc.	2.6
Coca-Cola Co. (The)	2.4
Accenture PLC, Class A	2.4
Exxon Mobil Corp.	2.4
Intel Corp.	2.3
Deere & Co.	2.2
United Technologies Corp.	2.2
Total	24.7%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

[6]	Diversification cannot guarantee a profit or eliminate the risk of a loss.

   Fund profile subject to change due to active management.

Important Notice to Shareholders

The Fund typically meets redemptions of Fund shares by distributing portfolio securities equal in value to the Fund shares being redeemed. The selection of each security to be distributed in a redemption is in the sole discretion of the Fund’s investment adviser. Settlement of redemptions ordinarily will occur within five business days of the processing of a redemption, provided that all requested delivery information has been provided by the redeeming shareholder. Redeeming shareholders will be exposed to the risk of fluctuations in the value of the securities distributed by the Fund upon redemptions until the securities are received and/or sold by the shareholder. If portfolio securities distributed to meet a redemption are sold by the redeeming shareholder, the shareholder will incur brokerage commissions or other transaction costs. Shareholders should consult with their financial adviser in connection with a redemption request. Questions concerning redemptions may be directed to the Eaton Vance Exchange Fund Servicing Team at 1-866-910-2425.

4

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)	Annualized Expense Ratio

Actual
	$1,000.00	$1,057.40	$2.59	0.50%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,022.60	$2.54	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $318,020,125)	$625,767,849
Total assets	$625,767,849

Liabilities
Payable for Fund shares redeemed	$271,893
Payable to affiliates:
Trustees’ fees	125
Accrued expenses	38,302
Total liabilities	$310,320
Net Assets	$625,457,529

Sources of Net Assets
Paid-in capital	$428,023,192
Accumulated net realized loss from Portfolio	(91,009,016)
Accumulated undistributed net investment income	204,801
Net unrealized appreciation from Portfolio	307,747,724
Accumulated federal tax on undistributed net realized long-term capital gain, paid on behalf of the shareholders	(19,509,172)
Total	$625,457,529

Net Asset Value and Redemption Price Per Share
($625,457,529 ÷ 1,039,884 shares of beneficial interest outstanding)	$601.47

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $192,062)	$14,298,355
Interest allocated from Portfolio	6,939
Expenses allocated from Portfolio	(3,023,934)
Total investment income from Portfolio	$11,281,360

Expenses
Trustees’ fees and expenses	$500
Custodian fee	39,530
Transfer and dividend disbursing agent fees	48,131
Professional fees	24,276
Printing and postage	14,507
Miscellaneous	16,469
Total expenses	$143,413

Net investment income	$11,137,947

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain —
Investment transactions(1)	$74,531,000
Foreign currency transactions	8,916
Net realized gain	$74,539,916
Change in unrealized appreciation (depreciation) —
Investments	$3,891,556
Foreign currency	(4,474)
Net change in unrealized appreciation (depreciation)	$3,887,082

Net realized and unrealized gain	$78,426,998

Net increase in net assets from operations	$89,564,945

(1)	Includes $75,886,243 of net realized gains from redemptions in-kind.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$11,137,947	$9,541,146
Net realized gain from investment transactions and foreign currency transactions	74,539,916	38,465,139
Net change in unrealized appreciation (depreciation) from investments and foreign currency	3,887,082	(42,518,712)
Net increase in net assets from operations	$89,564,945	$5,487,573
Distributions to shareholders —
From net investment income	$(11,159,266)	$(9,367,787)
Total distributions to shareholders	$(11,159,266)	$(9,367,787)
Transactions in shares of beneficial interest —
Net asset value of shares issued to shareholders in payment of distributions declared	$3,067,172	$2,282,756
Cost of shares redeemed	(49,226,219)	(59,483,031)
Net decrease in net assets from Fund share transactions	$(46,159,047)	$(57,200,275)

Net increase (decrease) in net assets	$32,246,632	$(61,080,489)

Net Assets
At beginning of year	$593,210,897	$654,291,386
At end of year	$625,457,529	$593,210,897

Accumulated undistributed net investment income included in net assets
At end of year	$204,801	$219,880

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Financial Highlights

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$530.300	$534.250	$480.560	$402.280	$613.190

Income (Loss) From Operations
Net investment income	$10.400	$8.208	$7.001	$7.717	$9.700
Net realized and unrealized gain (loss)	71.170	(4.108)	53.839	84.959	(208.748)

Total income (loss) from operations	$81.570	$4.100	$60.840	$92.676	$(199.048)

Less Distributions
From net investment income	$(10.400)	$(8.050)	$(7.150)	$(7.700)	$(9.500)
From net realized gain	—	—	—	(6.696)	(2.362)

Total distributions	$(10.400)	$(8.050)	$(7.150)	$(14.396)	$(11.862)

Net asset value — End of year	$601.470	$530.300	$534.250	$480.560	$402.280

Total Return(1)	15.36%	0.81%	12.78%	23.35%	(32.75)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$625,458	$593,211	$654,291	$639,843	$596,767
Ratios (as a percentage of average daily net assets):
Expenses(2)(3)	0.50%	0.50%	0.49%	0.50%	0.47%
Net investment income	1.76%	1.51%	1.42%	1.83%	1.83%
Portfolio Turnover of the Tax-Managed Growth Portfolio	2%	2%	2%	3%	3%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) is a diversified series of the Eaton Vance Series Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (8.1% at December 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Although the Fund intends to distribute net realized long-term gains to shareholders each year, the Fund reserves the right to designate such gains as undistributed and pay the federal tax thereon on behalf of shareholders. The Fund records a provision for such tax on the last day of its fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

At December 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,324,937 and current year deferred capital losses of $2,590,681 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on December 31, 2017. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Shareholders may reinvest income

10

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Notes to Financial Statements — continued

and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$11,159,266	$9,367,787

During the year ended December 31, 2012, accumulated net realized loss was increased by $78,306,757, accumulated undistributed net investment income was increased by $6,240 and paid-in capital was increased by $78,300,517 due to differences between book and tax accounting, primarily for redemptions in-kind, foreign currency gain (loss), investments in partnerships and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$201,025
Capital loss carryforward and deferred capital losses	$(5,915,618)
Net unrealized appreciation	$222,658,102

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, investments in partnerships and return of capital distributions from securities.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $7,008 in sub-transfer agent fees.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the year ended December 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,628 and $57,710,911, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind of $48,443,916.

11

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Notes to Financial Statements — continued

5  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
	2012	2011

Issued to shareholders electing to receive payments of distributions in Fund shares	5,139	4,299
Redemptions	(83,882)	(110,371)

Net decrease	(78,743)	(106,072)

12

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.0:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) (one of the funds constituting Eaton Vance Series Trust), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2013

13

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $13,528,198, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

14

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 3.6%
Boeing Co. (The)	931,391	$70,189,626
General Dynamics Corp.	85,784	5,942,258
Honeywell International, Inc.	289,247	18,358,507
Huntington Ingalls Industries, Inc.	2,546	110,343
Lockheed Martin Corp.	16,042	1,480,516
Northrop Grumman Corp.	15,277	1,032,420
Precision Castparts Corp.	4,749	899,555
Raytheon Co.	53,403	3,073,877
Rockwell Collins, Inc.	157,787	9,178,470
Textron, Inc.	33,277	824,937
United Technologies Corp.	2,061,130	169,033,271

		$280,123,780

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	2,207	$139,526
FedEx Corp.	262,219	24,050,727
United Parcel Service, Inc., Class B	355,405	26,204,011

		$50,394,264

Auto Components — 0.3%
Johnson Controls, Inc.	741,480	$22,763,436

		$22,763,436

Automobiles — 0.0%(1)
Harley-Davidson, Inc.	800	$39,072

		$39,072

Beverages — 4.4%
Beam, Inc.	88,199	$5,388,077
Coca-Cola Co. (The)	5,165,599	187,252,964
Coca-Cola Enterprises, Inc.	31,501	999,526
Molson Coors Brewing Co., Class B	186,000	7,958,940
PepsiCo, Inc.	2,031,223	138,996,590

		$340,596,097

Biotechnology — 1.5%
Amgen, Inc.	1,173,549	$101,300,749
Biogen Idec, Inc.(2)	3,543	519,652
Gilead Sciences, Inc.(2)	238,742	17,535,600

		$119,356,001

Security	Shares	Value

Building Products — 0.0%(1)
Fortune Brands Home & Security, Inc.(2)	11,600	$338,952

		$338,952

Capital Markets — 4.2%
Ameriprise Financial, Inc.	188,042	$11,777,070
Bank of New York Mellon Corp. (The)	609,954	15,675,818
Charles Schwab Corp. (The)	684,916	9,835,394
E*TRADE Financial Corp.(2)	4,593	41,107
Franklin Resources, Inc.	539,468	67,811,128
Goldman Sachs Group, Inc. (The)	532,816	67,966,009
Legg Mason, Inc.	96,941	2,493,323
Morgan Stanley	2,561,210	48,970,335
Northern Trust Corp.	709,098	35,568,356
State Street Corp.	741,014	34,835,068
T. Rowe Price Group, Inc.	469,130	30,554,437
UBS AG(2)	29,488	464,141
Waddell & Reed Financial, Inc., Class A	11,366	395,764

		$326,387,950

Chemicals — 1.9%
Air Products and Chemicals, Inc.	7,660	$643,593
Ashland, Inc.	30,391	2,443,740
Dow Chemical Co. (The)	154,702	4,999,969
E.I. du Pont de Nemours & Co.	924,467	41,573,281
Ecolab, Inc.	445,515	32,032,528
Monsanto Co.	492,901	46,653,080
PPG Industries, Inc.	109,400	14,807,290
Praxair, Inc.	2,828	309,525

		$143,463,006

Commercial Banks — 3.3%
Bank of Montreal	26,370	$1,616,481
BB&T Corp.	861,487	25,077,886
Comerica, Inc.	126,791	3,846,839
Fifth Third Bancorp	977,637	14,850,306
HSBC Holdings PLC	220,592	2,338,118
HSBC Holdings PLC ADR	424	22,502
KeyCorp	111,353	937,592
M&T Bank Corp.	17,293	1,702,842
PNC Financial Services Group, Inc.	110,726	6,456,433
Regions Financial Corp.	216,147	1,538,967
Royal Bank of Canada	148,562	8,958,289
Societe Generale(2)	466,293	17,729,606
SunTrust Banks, Inc.	269,585	7,642,735
Synovus Financial Corp.	10,960	26,852

15	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Commercial Banks (continued)
Toronto-Dominion Bank (The)	14,822	$1,249,939
U.S. Bancorp	2,258,640	72,140,961
Wells Fargo & Co.	2,654,040	90,715,087
Zions Bancorporation	38,805	830,427

		$257,681,862

Commercial Services & Supplies — 0.1%
ADT Corp. (The)	11,382	$529,149
Cintas Corp.	52,914	2,164,183
Pitney Bowes, Inc.	14,270	151,833
Tyco International, Ltd.	22,102	646,483
Waste Management, Inc.	108,527	3,661,701

		$7,153,349

Communications Equipment — 2.9%
Cisco Systems, Inc.	1,269,029	$24,936,420
Juniper Networks, Inc.(2)	100,895	1,984,605
Nokia Oyj ADR	192	758
QUALCOMM, Inc.	3,236,865	200,750,367

		$227,672,150

Computers & Peripherals — 4.4%
Apple, Inc.	405,782	$216,293,979
Dell, Inc.	3,911,409	39,622,573
EMC Corp.(2)	2,797,592	70,779,078
Hewlett-Packard Co.	33,743	480,838
NetApp, Inc.(2)	414,967	13,922,143

		$341,098,611

Construction Materials — 0.0%(1)
Vulcan Materials Co.	22,102	$1,150,409

		$1,150,409

Consumer Finance — 1.1%
American Express Co.	830,524	$47,738,519
Capital One Financial Corp.	81,476	4,719,905
Discover Financial Services	831,233	32,044,032
SLM Corp.	10,200	174,726

		$84,677,182

Distributors — 0.2%
Genuine Parts Co.	188,424	$11,979,998

		$11,979,998

Security	Shares	Value

Diversified Consumer Services — 0.0%(1)
H&R Block, Inc.	22,181	$411,901

		$411,901

Diversified Financial Services — 2.6%
Bank of America Corp.	1,507,659	$17,488,844
CBOE Holdings, Inc.	40,000	1,178,400
Citigroup, Inc.	793,355	31,385,124
CME Group, Inc.	69,922	3,545,745
ING Groep NV ADR(2)	150,000	1,423,500
IntercontinentalExchange, Inc.(2)	10,892	1,348,539
JPMorgan Chase & Co.	3,056,151	134,378,959
Moody’s Corp.	179,322	9,023,483

		$199,772,594

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	285,688	$9,630,543
CenturyLink, Inc.	4,871	190,554
Deutsche Telekom AG ADR	50,092	569,145
Frontier Communications Corp.	33,255	142,331
Verizon Communications, Inc.	370,804	16,044,689
Windstream Corp.	70,866	586,770

		$27,164,032

Electric Utilities — 0.1%
Duke Energy Corp.	15,598	$995,152
Exelon Corp.	9,202	273,668
Southern Co. (The)	68,451	2,930,387

		$4,199,207

Electrical Equipment — 1.5%
Emerson Electric Co.	1,998,542	$105,842,784
Rockwell Automation, Inc.	110,000	9,238,900

		$115,081,684

Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	2,216,265	$27,969,264
TE Connectivity, Ltd.	687	25,502

		$27,994,766

Energy Equipment & Services — 1.5%
Baker Hughes, Inc.	93,118	$3,802,939
Halliburton Co.	846,351	29,359,916
Schlumberger, Ltd.	1,161,418	80,474,653

16	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Energy Equipment & Services (continued)
Transocean, Ltd.	72,479	$3,236,188

		$116,873,696

Food & Staples Retailing — 3.8%
Costco Wholesale Corp.	873,262	$86,252,088
CVS Caremark Corp.	1,279,410	61,859,473
Kroger Co. (The)	35,843	932,635
Sysco Corp.	301,972	9,560,434
Wal-Mart Stores, Inc.	1,877,245	128,084,426
Walgreen Co.	139,366	5,157,936

		$291,846,992

Food Products — 2.5%
Archer-Daniels-Midland Co.	581,473	$15,926,545
Campbell Soup Co.	36,170	1,261,971
D.E Master Blenders 1753 N.V.(2)	145,510	1,671,722
General Mills, Inc.	38,796	1,567,746
Hershey Co. (The)	456,933	32,999,701
Kraft Foods Group, Inc.	57,116	2,597,065
McCormick & Co., Inc.	10,600	673,418
Mondelez International, Inc., Class A	173,425	4,417,135
Nestle SA	2,038,601	133,005,352
Unilever NV – NY Shares	4,636	177,559

		$194,298,214

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	1,684,457	$110,331,933
Bard (C.R.), Inc.	25,000	2,443,500
Baxter International, Inc.	207,551	13,835,350
Becton, Dickinson and Co.	66,108	5,168,985
Boston Scientific Corp.(2)	26,929	154,303
CareFusion Corp.(2)	70,668	2,019,691
Covidien PLC	186,594	10,773,938
Intuitive Surgical, Inc.(2)	14,000	6,865,180
Medtronic, Inc.	313,035	12,840,696
St. Jude Medical, Inc.	64,692	2,337,969
Stryker Corp.	131,368	7,201,594
Zimmer Holdings, Inc.	56,231	3,748,358

		$177,721,497

Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	473,884	$20,462,311
Cardinal Health, Inc.	141,534	5,828,370
Cigna Corp.	56,667	3,029,418

Security	Shares	Value

Health Care Providers & Services (continued)
Express Scripts Holding Co.(2)	367,509	$19,845,486
McKesson Corp.	2,384	231,153
PharMerica Corp.(2)	1,805	25,703
UnitedHealth Group, Inc.	63,696	3,454,871
WellPoint, Inc.	53,673	3,269,759

		$56,147,071

Hotels, Restaurants & Leisure — 3.1%
Carnival Corp.	364,247	$13,393,362
International Game Technology	459,500	6,511,115
Interval Leisure Group, Inc.	5,349	103,717
Marriott International, Inc., Class A	400,834	14,939,083
Marriott Vacations Worldwide Corp.(2)	2,597	108,217
McDonald’s Corp.	741,937	65,446,263
Starbucks Corp.	2,360,488	126,569,367
Yum! Brands, Inc.	210,518	13,978,395

		$241,049,519

Household Durables — 0.1%
D.R. Horton, Inc.	417,028	$8,248,814

		$8,248,814

Household Products — 1.7%
Clorox Co. (The)	7,570	$554,275
Colgate-Palmolive Co.	586,787	61,342,713
Kimberly-Clark Corp.	104,283	8,804,614
Procter & Gamble Co.	849,110	57,646,078

		$128,347,680

Independent Power Producers & Energy Traders — 0.0%(1)
AES Corp. (The)	1,730	$18,511

		$18,511

Industrial Conglomerates — 2.4%
3M Co.	799,469	$74,230,697
Danaher Corp.	41,105	2,297,769
General Electric Co.	5,187,334	108,882,141

		$185,410,607

Insurance — 2.9%
Aegon NV ADR	5,088,862	$32,772,271
Aflac, Inc.	93,654	4,974,900
Allstate Corp. (The)	964	38,724
Aon PLC	25,900	1,440,040

17	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
Berkshire Hathaway, Inc., Class A(2)	464	$62,203,840
Berkshire Hathaway, Inc., Class B(2)	946,900	84,936,930
Chubb Corp.	23,930	1,802,408
Cincinnati Financial Corp.	135,528	5,307,277
Hartford Financial Services Group, Inc.	5,762	129,299
Manulife Financial Corp.	64,686	879,083
Progressive Corp.	1,151,311	24,292,662
Torchmark Corp.	52,429	2,709,006
Travelers Companies, Inc. (The)	76,466	5,491,788

		$226,978,228

Internet & Catalog Retail — 0.7%
Amazon.com, Inc.(2)	211,982	$53,237,160

		$53,237,160

Internet Software & Services — 3.4%
Akamai Technologies, Inc.(2)	200,000	$8,182,000
AOL, Inc.(2)	5,317	157,436
eBay, Inc.(2)	1,260,217	64,296,271
Facebook, Inc., Class A(2)	1,289,000	34,326,070
Google, Inc., Class A(2)	212,621	150,826,959
IAC/InterActiveCorp	13,368	632,306
VeriSign, Inc.(2)	14,758	572,906

		$258,993,948

IT Services — 4.3%
Accenture PLC, Class A	2,738,000	$182,077,000
Automatic Data Processing, Inc.	397,949	22,687,072
Broadridge Financial Solutions, Inc.	1,652	37,798
Fidelity National Information Services, Inc.	63,590	2,213,568
Fiserv, Inc.(2)	16,691	1,319,090
International Business Machines Corp.	539,513	103,343,715
Paychex, Inc.	693,512	21,595,964
Total System Services, Inc.	32,405	694,115
Western Union Co.	54,638	743,623

		$334,711,945

Leisure Equipment & Products — 0.0%(1)
Mattel, Inc.	26,506	$970,650

		$970,650

Security	Shares	Value

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	441,172	$18,061,582
Thermo Fisher Scientific, Inc.	18,700	1,192,686

		$19,254,268

Machinery — 3.5%
Caterpillar, Inc.	85,768	$7,683,097
Deere & Co.	1,984,615	171,510,428
Dover Corp.	362,793	23,839,128
Illinois Tool Works, Inc.	1,051,729	63,955,641
Parker Hannifin Corp.	7,953	676,482
Pentair, Ltd.	5,462	268,457
WABCO Holdings, Inc.(2)	1,156	75,360

		$268,008,593

Media — 4.1%
CBS Corp., Class B	129,378	$4,922,833
Comcast Corp., Class A	199,107	7,442,620
Comcast Corp., Special Class A	1,434,304	51,563,229
DIRECTV(2)	17,242	864,859
Discovery Communications, Inc., Class A(2)	6,723	426,776
Discovery Communications, Inc., Class C(2)	6,732	393,822
Gannett Co., Inc.	3,563	64,170
McGraw-Hill Cos., Inc. (The)	86,290	4,717,474
News Corp., Class A	97	2,477
Omnicom Group, Inc.	112,077	5,599,367
Time Warner Cable, Inc.	12,203	1,186,009
Time Warner, Inc.	364,701	17,443,649
Viacom, Inc., Class B	118,510	6,250,217
Walt Disney Co. (The)	4,316,725	214,929,738

		$315,807,240

Metals & Mining — 0.3%
Alcoa, Inc.	52,760	$457,957
Freeport-McMoRan Copper & Gold, Inc.	450,138	15,394,719
Nucor Corp.	230,000	9,931,400

		$25,784,076

Multiline Retail — 0.2%
JC Penney Co., Inc.	125,000	$2,463,750
Target Corp.	161,351	9,547,139

		$12,010,889

18	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 6.6%
Anadarko Petroleum Corp.	922,342	$68,539,234
Apache Corp.	1,379,619	108,300,091
BP PLC ADR	182,637	7,605,005
Chevron Corp.	589,479	63,746,259
ConocoPhillips	270,175	15,667,448
Devon Energy Corp.	568,677	29,593,951
Exxon Mobil Corp.	2,103,669	182,072,552
Hess Corp.	39,579	2,096,104
Marathon Oil Corp.	171,639	5,262,452
Marathon Petroleum Corp.	85,592	5,392,296
Murphy Oil Corp.	78,679	4,685,334
Phillips 66	141,746	7,526,713
Royal Dutch Shell PLC ADR, Class A	70,332	4,849,391
Royal Dutch Shell PLC ADR, Class B	9,594	680,119
Spectra Energy Corp.	8,313	227,610
Williams Cos., Inc.	2,000	65,480
WPX Energy, Inc.(2)	666	9,910

		$506,319,949

Personal Products — 0.0%(1)
Estee Lauder Cos., Inc. (The), Class A	26,070	$1,560,550

		$1,560,550

Pharmaceuticals — 6.7%
Allergan, Inc.	288,962	$26,506,484
Bristol-Myers Squibb Co.	1,489,840	48,553,886
Eli Lilly & Co.	1,011,572	49,890,731
GlaxoSmithKline PLC ADR	455,612	19,805,454
Johnson & Johnson	2,318,480	162,525,448
Merck & Co., Inc.	1,109,591	45,426,656
Novo Nordisk A/S ADR	249,848	40,777,692
Pfizer, Inc.	2,445,404	61,330,732
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	62,428,223
Watson Pharmaceuticals, Inc.(2)	20,000	1,720,000

		$518,965,306

Real Estate Investment Trusts (REITs) — 0.0%(1)
Weyerhaeuser Co.	1,223	$34,024

		$34,024

Road & Rail — 0.2%
Norfolk Southern Corp.	43,575	$2,694,678
Union Pacific Corp.	131,038	16,474,097

		$19,168,775

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices, Inc.	560,289	$23,565,755
Applied Materials, Inc.	1,065,614	12,190,624
Broadcom Corp., Class A	897,422	29,803,385
Cypress Semiconductor Corp.(2)	52,742	571,723
Intel Corp.	8,430,881	173,929,075
Linear Technology Corp.	18,494	634,344
Maxim Integrated Products, Inc.	223,099	6,559,111
NVIDIA Corp.	284,500	3,496,505
Texas Instruments, Inc.	897,287	27,762,060
Xilinx, Inc.	50,186	1,801,677

		$280,314,259

Software — 4.0%
Activision Blizzard, Inc.	846,350	$8,988,237
Adobe Systems, Inc.(2)	409,776	15,440,360
CA, Inc.	7,339	161,311
Microsoft Corp.	3,191,370	85,305,320
Oracle Corp.	6,052,684	201,675,431
Symantec Corp.(2)	72,900	1,371,249

		$312,941,908

Specialty Retail — 4.0%
Best Buy Co., Inc.	133,011	$1,576,180
Gap, Inc. (The)	89,138	2,766,844
Home Depot, Inc. (The)	2,344,439	145,003,552
Limited Brands, Inc.	41,877	1,970,732
Lowe’s Companies, Inc.	333,776	11,855,724
Staples, Inc.	149,396	1,703,114
TJX Companies, Inc. (The)	3,402,810	144,449,284

		$309,325,430

Textiles, Apparel & Luxury Goods — 1.7%
Coach, Inc.	10,800	$599,508
Hanesbrands, Inc.(2)	197,985	7,091,823
NIKE, Inc., Class B	2,424,684	125,113,694
VF Corp.	12,000	1,811,640

		$134,616,665

Tobacco — 0.3%
Altria Group, Inc.	111,446	$3,501,634
Philip Morris International, Inc.	207,655	17,368,264

		$20,869,898

19	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV ADR, Series L	61,000	$1,411,540
Sprint Nextel Corp.(2)	135,160	766,357
Vodafone Group PLC ADR	179,476	4,521,001

		$6,698,898

Total Common Stocks (identified cost $5,007,236,733)		$7,616,035,563

Preferred Stocks — 0.0%

Security	Shares	Value

Commercial Banks — 0.0%
Wells Fargo & Co.(3)	166	$0

Total Preferred Stocks (identified cost $4,929)		$0

Rights — 0.0%(1)

Security	Shares	Value

Pharmaceuticals — 0.0%(1)
Sanofi, Exp. 12/31/20(2)	6,984	$11,908

Total Rights (identified cost $16,440)		$11,908

Short-Term Investments — 1.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	$105,909	$105,908,979

Total Short-Term Investments (identified cost $105,908,979)		$105,908,979

Total Investments — 99.9% (identified cost $5,113,167,081)		$7,721,956,450

Other Assets, Less Liabilities — 0.1%		$7,134,327

Net Assets — 100.0%		$7,729,090,777

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 6).

(4)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

20	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $5,007,258,102)	$7,616,047,471
Affiliated investments, at value (identified cost, $105,908,979)	105,908,979
Dividends receivable	6,975,110
Interest receivable from affiliated investment	10,077
Receivable for investments sold	2,151,359
Tax reclaims receivable	1,301,303
Total assets	$7,732,394,299

Liabilities
Payable to affiliates:
Investment adviser fee	$3,020,651
Trustees’ fees	17,000
Accrued expenses	265,871
Total liabilities	$3,303,522
Net Assets applicable to investors’ interest in Portfolio	$7,729,090,777

Sources of Net Assets
Investors’ capital	$5,120,222,449
Net unrealized appreciation	2,608,868,328
Total	$7,729,090,777

21	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $2,557,994)	$187,062,611
Interest allocated from affiliated investment	90,250
Expenses allocated from affiliated investment	(10,988)
Total investment income	$187,141,873

Expenses
Investment adviser fee	$38,048,799
Trustees’ fees and expenses	72,375
Custodian fee	1,176,902
Professional fees	191,193
Miscellaneous	213,383
Total expenses	$39,702,652
Deduct —
Reduction of custodian fee	$34
Total expense reductions	$34

Net expenses	$39,702,618

Net investment income	$147,439,255

Realized and Unrealized Gain (Loss)
Net realized gain —
Investment transactions(1)	$668,578,527
Investment transactions allocated from affiliated investment	2,123
Foreign currency transactions	116,835
Net realized gain	$668,697,485
Change in unrealized appreciation (depreciation) — Investments	$379,402,612
Foreign currency	(61,960)
Net change in unrealized appreciation (depreciation)	$379,340,652

Net realized and unrealized gain	$1,048,038,137

Net increase in net assets from operations	$1,195,477,392

(1)	Includes $684,475,867 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$147,439,255	$132,247,891
Net realized gain from investment transactions and foreign currency transactions	668,697,485	229,176,225
Net change in unrealized appreciation (depreciation) from investments and foreign currency	379,340,652	(294,956,824)
Net increase in net assets from operations	$1,195,477,392	$66,467,292
Capital transactions —
Contributions	$95,312,609	$92,861,482
Withdrawals	(1,634,382,694)	(1,131,862,521)
Net decrease in net assets from capital transactions	$(1,539,070,085)	$(1,039,001,039)

Net decrease in net assets	$(343,592,693)	$(972,533,747)

Net Assets
At beginning of year	$8,072,683,470	$9,045,217,217
At end of year	$7,729,090,777	$8,072,683,470

23	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.48%	0.48%	0.47%	0.45%
Net investment income	1.78%	1.53%	1.43%	1.86%	1.84%
Portfolio Turnover	2%	2%	2%	3%	3%

Total Return	15.48%	0.80%	12.86%	23.32%	(32.76)%

Net assets, end of year (000’s omitted)	$7,729,091	$8,072,683	$9,045,217	$9,479,479	$10,602,743

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

24	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2012, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation held an interest of 8.1%, 14.7%, 5.9%, and 1.4% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an interest of 69.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

25

Tax-Managed Growth Portfolio

December 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Prior Period Adjustments — Subsequent to the issuance of the 2011 financial statements, management of Tax-Managed Growth Portfolio determined that the Portfolio’s capital transactions were misstated in the prior year as a result of misstatements in the recording of contributions and withdrawals. The correction of these misstatements results in offsetting decreases to the contributions and the withdrawals within the Statements of Changes in Net Assets of approximately $902,000,000 for the year ended December 31, 2011. These changes had no effect on the Portfolio’s net assets, net decrease in net assets from capital transactions, financial highlights, total return, taxable income or taxable realized gain (loss) of the Portfolio.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Portfolio’s investment adviser fee amounted to $38,048,799, or 0.46% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

26

Tax-Managed Growth Portfolio

December 31, 2012

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $131,570,236 and $70,924,383, respectively, for the year ended December 31, 2012. In addition, investors contributed securities with a value of $36,262,348 and investments having an aggregate market value of $1,507,627,169 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,737,183,179

Gross unrealized appreciation	$5,986,730,741
Gross unrealized depreciation	(1,957,470)

Net unrealized appreciation	$5,984,773,271

The net unrealized appreciation on foreign currency at December 31, 2012 on a federal income tax basis was $78,959.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Growth Portfolio

December 31, 2012

Notes to Financial Statements — continued

At December 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$1,110,460,774	$—		$—	$1,110,460,774
Consumer Staples	842,842,357	134,677,074		—	977,519,431
Energy	623,193,645	—		—	623,193,645
Financials	1,075,464,116	20,067,724		—	1,095,531,840
Health Care	891,444,143	—		—	891,444,143
Industrials	925,680,004	—		—	925,680,004
Information Technology	1,783,727,587	—		—	1,783,727,587
Materials	170,397,491	—		—	170,397,491
Telecommunication Services	33,862,930	—		—	33,862,930
Utilities	4,217,718	—		—	4,217,718

Total Common Stocks	$7,461,290,765	$154,744,798	*	$—	$7,616,035,563
Preferred Stocks	$—	$—		$0	$0
Rights	11,908	—		—	11,908
Short-Term Investments	—	105,908,979		—	105,908,979

Total Investments	$7,461,302,673	$260,653,777		$0	$7,721,956,450

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

There was no activity in investments valued based on Level 3 inputs during the year ended December 31, 2012 to require a reconciliation of Level 3 assets. All Level 3 investments held at December 31, 2011 and December 31, 2012 were valued at $0. At December 31, 2012 there were no investments transferred between Level 1 and Level 2 during the year then ended.

7  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending the outcome of an omnibus motion to dismiss filed by the defendants (including the Portfolio) in a related multi-district litigation proceeding in the Southern District of New York. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.62% of net assets at December 31, 2012).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

28

Tax-Managed Growth Portfolio

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2013

29

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Series Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2003

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2008	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

157-2/13	TGSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) is the only series of Eaton Vance Series Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2011 and December 31, 2012 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Tax-Managed Growth Fund 1.0

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$12,470	$13,210
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,250	$6,710
All Other Fees(3)	$300	$0

Total	$19,020	$19,920

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the
“de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years.

Fiscal Years Ended	12/31/11	12/31/12
Registrant	$6,550	$6,710
Eaton Vance(1)	$334,561	$615,489

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 20, 2013

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 20, 2013